Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of BJ's Wholesale Club Holdings, Inc (the "Company"), does hereby certify that: The Annual Report on Form 10-K for the year ended February 2, 2019 (the “Form 10-K”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Christopher J. Baldwin
Christopher J. Baldwin
Chairman, President & Chief Executive Officer
March 25, 2019

/s/ Robert W. Eddy
Robert W. Eddy
Executive Vice President, Chief Financial and Administrative Officer
March 25, 2019